EXHIBIT 99.2


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) X



                         BANK ONE, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

    A National Banking Association                       36-0899825
                                                      (I.R.S. employer
                                                       identification number)

1 Bank One Plaza, Chicago, Illinois                      60670-0126
(Address of principal executive offices)                 (Zip Code)

                         Bank One, National Association
                        1 Bank One Plaza, Suite IL1-0120
                          Chicago, Illinois 60670-0120
                     Attn: Steven M. Wagner, (312) 732-3163
            (Name, address and telephone number of agent for service)


                        --------------------------------
                   Capital Auto Receivables Asset Trust 2002-1
               (Exact name of obligor as specified in its charter)


         Delaware                                         Pending
   (State or other jurisdiction of                    (I.R.S. employer
   incorporation or organization)                     dentification number)

c/o Bankers Trust (Delaware), as Owner Trustee
1011 Centre Road
Suite 200
Wilmington, Delaware                                         19805
(Address of principal executive offices)                   (Zip Code)



     Capital Auto Receivables Asset Trust 2002-1 Asset Backed Notes, Class A
                         (Title of Indenture Securities)

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Item 1.  General Information.  Furnish the following
                  information as to the trustee:

                  (a)      Name and address of each examining or
                  supervising authority to which it is subject.

                  Comptroller of Currency, Washington, D.C.;
                  Federal Deposit Insurance Corporation,
                  Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C..

                  (b)      Whether it is authorized to exercise
                  corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2.  Affiliations With the Obligor.  If the obligor
                  is an affiliate of the trustee, describe each such affiliation.

                  No such affiliation exists with the trustee.


Item 16. List of exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

                  1. A copy of the articles of association of the trustee now in effect.*

                  2. A copy of the certificates of authority of the trustee to commence business.*

                  3. A copy of the authorization of the trustee to exercise corporate trust powers.*

                  4.  A copy of the existing by-laws of the trustee.*

                  5.  Not Applicable.

                  6.  The consent of the trustee required by
                      Section 321(b) of the Act.


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                  7.  A copy of the latest report of condition of the
                      trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8.  Not Applicable.

                  9.  Not Applicable.


         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 22nd day of January, 2002.


                      Bank One, National Association,
                      Trustee

                      By   /s/ Steven M. Wagner
                           Steven M. Wagner
                           First Vice President





* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Household Finance Corporation filed with the Securities and Exchange Commission on March 24, 2000 (Registration No. 333-33240).



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                                    EXHIBIT 6



                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                    January 22, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture between Capital Auto Receivables Asset Trust 2002-1 and Bank One, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                    Very truly yours,

                                    Bank One, National Association



                           By:      /s/ STEVEN M. WAGNER
                                        Steven M. Wagner
                                    First Vice President

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                                    EXHIBIT 7


Legal Title of Bank:  Bank One, NA                 Call Date: 09/30/01  ST-BK:  17-1630 FFIEC 031
Address:              1 Bank One Plaza, Ste 0303                                     Page RC-1
City, State  Zip:     Chicago, IL  60670
FDIC Certificate No.: 0/3/6/1/8

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for September 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

Schedule RC--Balance Sheet


                                                                               Dollar Amounts in thousands C400
                                                                               RCFD     BIL MIL
                                                                               ----     --------
THOU


ASSETS
 1. Cash and balances due from depository institutions (from Schedule
    RC-A):                                                                  RCFD
                                                                            ----
    a. Noninterest-bearing balances and currency and coin(1)                0081        9,040,454      1.a
    b. Interest-bearing balances(2)..................                       0071        3,225,011      1.b
 2. Securities
    a. Held-to-maturity securities(from Schedule RC-B, column A)            1754                0      2.a
    b. Available-for-sale securities (from Schedule RC-B, column D).........1773       26,051,358      2.b
 3. Federal funds sold and securities purchased under agreements to
    resell                                                                  1350       15,887,885      3.
 4. Loans and lease financing receivables (from Schedule RC-C):
    a. Loans and leases held for sale.......................................5369           58,099      4.a
    b. Loans and leases, net of unearned income......                       B528       75,557,555      4.b
    c. LESS: Allowance for loan and lease losses.....                       3128        1,923,743      4.c
    d. Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)..........................                       B529       73,633,812      4.d
 5. Trading assets (from Schedule RD-D).........                            3545        3,524,714      5.
 6. Premises and fixed assets (including capitalized leases)                2145          740,933      6.
 7. Other real estate owned (from Schedule RC-M)                            2150           22,915      7.
 8. Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)...................                       2130          285,197      8.
 9. Customers' liability to this bank on acceptances outstanding            2155          243,580      9.
10. Intangible assets.......................................................
    a.  Goodwill      ..........................                            3163          439,820     10.a
    b.  Other intangible assets (from Schedule RC-M)........................0426            3,639     10.b
11. Other assets (from Schedule RC-F)...........                            2160        5,071,042     11.
12. Total assets (sum of items 1 through 11)....                            2170      138,028,439     12.




___________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.



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Legal Title of Bank:  Bank One, NA                 Call Date:  09/30/01  ST-BK:  17-1630  FFIEC031
Address:              1 Bank One Plaza, Ste 0303                                     Page RC-2
City, State  Zip:     Chicago, IL  60670
FDIC Certificate No.: 0/3/6/1/8

Schedule RC-Continued
                                                                                     Dollar Amounts in
                                                                                       Thousands
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                    RCON
       from Schedule RC-E, part 1)...................                           2200     57,316,170     13.a
       (1) Noninterest-bearing(1)....................                           6631     21,150,597     13.a1
(2)      Interest-bearing............................                           6636     36,165,573     13.a2

    b. In foreign offices, Edge and Agreement subsidiaries, and                 RCFN
       IBFs (from Schedule RC-E, part II)...                                    2200     30,703,173     13.b
       (1) Noninterest bearing.......................                           6631        653,653     13.b1
       (2) Interest-bearing..........................                           6636     30,049,520     13.b2
14. Federal funds purchased and securities sold under agreements
    to repurchase:                                                              RCFD 2800  9,137.388    14
15. Trading liabilities (from Schedule RC-D............................         RCFD 3548  3,448,773    15
16.      Other borrowed money (includes mortgage indebtedness and
    and obligations under capitalized leases)(from Schedule RC-M                RCFD 3190 19,134,624    16
17. Not applicable
18. Bank's liability on acceptance executed and outstanding                     2920         243,580    18.
19. Subordinated notes and debentures................                           3200       3,884,517    19.
20. Other liabilities (from Schedule RC-G)...........                           2930       5,177,938    20.
21. Total liabilities (sum of items 13 through 20)...                           2948     129,046,163    21.
22. Minority interest in consolidated subsidiaries......................        3000            2620    22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus....                           3838               0    23.
24. Common stock.....................................                           3230         200,858    24.
25. Surplus (exclude all surplus related to preferred stock)                    3839       5,509,013    25.
26. a. Retained earnings            .................                           3632       2,979,112    26.a
     b. Accumulated other comprehensive income (3)..................            B530         290,673    26.b
27. Other equity capital components (4)     .........                           A130               0    27.
28. Total equity capital (sum of items 23 through 27)                           3210       8,979,656    28.
29. Total liabilities, minority interest, and equity capital
    (sum of items 21, 22, and 28)....................                           3300     138,028,439    29.

Memorandum

To be reported only with the March Report of Condition.

1.   Indicate  in the box at the right the  number of the  statement  below that best describes the most comprehensive  level of auditing work performed for the bank by independent external
                                                                                                Number
    auditors as of any date during 1996 . . . . . . . . . . . . . . . . . . . . RCFD 6724          2    M.1

1 =  Independent audit of the bank conducted in accordance         4. =  Directors'  examination of the bank
     with generally accepted auditing standards by a certified           performed by other
     public accounting firm which submits a report on the bank           external  auditors (may be required
                                                                         by state chartering authority)

2 = Independent audit of the bank's parent holding company         5 =   Review  of  the  bank's   financial
     conducted in accordance with generally accepted auditing            statements by external
     standards by a certified public accounting firm which               auditors
     submits a report on the consolidated holding company
     (but not on the bank separately)                              6 =   Compilation     of    the    bank's
                                                                         financial statements by external
3 = Directors' examination of the bank conducted in                       auditors
     accordance with generally accepted auditing standards         7 =   Other audit  procedures  (excluding
     by a certified public accounting firm (may be required by            tax preparation work)
     state chartering authority)                                   8 =   No external audit work

_______________________________________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(4)  Includes treasury stock and unearned Employee Stock Ownership Plan shares.
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